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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2002
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                        Commission file number 000-30656


                             APOGEE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                               04-3005815
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                 129 MORGAN DRIVE, NORWOOD, MASSACHUSETTS 02062
                    (Address of principal executive offices)


                                 (781) 551-9450
                (Issuer's telephone number, including area code)


                                 NOT APPLICABLE.
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Company is filing this Current Report on Form 8-K in order to show the pro forma effect on its balance sheet from its two recent private placements. The first private placement was completed on November 5, 2002, and the Company raised $500,000 by selling 83,333 shares of common stock at $6.00 per share. The second private placement was completed on December 4, 2002, with the Company raising $300,000 by selling 60,000 shares of common stock at $5.00 per share. The Company's pro forma balance sheet reflecting the two private placements is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Pro forma balance sheet reflecting recent private placements.


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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APOGEE TECHNOLOGY, INC.

Date: December 4, 2002                   By: /s/ Herbert M. Stein
                                         ---------------------------------------
                                         Name:  Herbert M. Stein
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number            Description
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99.1              Pro forma balance sheet reflecting recent private placements